A Leading Provider of Telecom Software and IT Security Solutions April 2007 Exhibit 99.1

Safe Harbor
Safe Harbor
The information contained in this presentation is as of April 30, 2007. AsiaInfo assumes no obligation to update any forward-looking statements contained in this presentation as a result of new information or future events or developments.
This presentation contains forward-looking information about AsiaInfo’s operating results and business prospects that involve substantial risks and uncertainties. You can identify these statements by the fact that they use words such as “anticipate,”
“estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Among the factors that could cause actual results to differ materially are the following: government telecommunications infrastructure and budgetary policy in
China; our ability to maintain our concentrated customer base; the long and variable billing cycles for our products and services that can cause our revenues and operating results to vary significantly from period to period; our ability to meet our working capital requirements; our ability to retain our executive officers; our ability to attract and retain skilled personnel; potential liabilities we are exposed to because we extend warranties to our customers; risks associated with cost overruns and delays; our ability to develop or acquire new products or enhancements to our software products that are marketable on a timely and cost-effective basis; our ability to adequately protect our proprietary rights; the competitive nature of the markets we operate in; political and economic policies of the Chinese government. A further list and description of these risks, uncertainties, and other matters can be found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and in our periodic reports on Forms 10-Q and 8-K (if any) filed with the United States Securities and Exchange Commission and
available at www.sec.gov.

3 Company Overview Product and Service Offering Market Outlook and Position Financial Highlights Conclusion Appendix Table of Contents Table of Contents

4 Company Overview

5 A leading provider of high quality telecom software solutions and IT security products and services in China Who We Are Who We Are

Listed on Nasdaq (ticker: ASIA) Capital Structure
Hangzhou, Beijing, Guangzhou, Nanjing, R&D Centers
Santa Clara, CA, USA Principal U.S. Office
Approximately 2200 Employees
Founded in 1993 in the US, introduced the Internet
to China in 1995, listed on Nasdaq in 2000. The first
Chinese technology company to list on Nasdaq.
Background
Shanghai, Guangzhou, Hangzhou, Nanjing, Fuzhou,
Shenyang, Chengdu, Xi’an
China Branch Offices
Beijing, China
Headquarters
Steve Zhang
President & CEO
Company Profile
Company Profile

Our Growth Strategy
Our Growth Strategy
Expand and Innovate
Market share through
more core offerings and
strategic acquisitions
Cross-Market Selling
IT Security products and
services into telecom
customer base
Focus Resources
On high-margin core business
lines: telecom software &
solutions and IT security
products & services

Our Key Strengths
Our Key Strengths
Well-positioned in the rapidly growing Chinese telecom
software market
– Technology leadership
– Strong market-wide brand awareness
– Wide installation base and strong product stickiness
– In-depth understanding of China market and customer needs
China leverage
– Capitalize on the rapid growth of the Chinese economy and
telecom/IT industry
– Leverage relatively low cost of R&D and operations
We are focused on high growth technologies in
high growth markets

9 Product and Service Offering

Telecom Software Solutions
• Core growth driver
• Comprehensive range of telecom
solutions
• Market leader in China
• High industry entry barrier and strong
product stickiness
IT Security
Products & Services
• Acquired in 2004
• High growth market
90%*
10%*
*Approximate percentage of 2006 total net revenues. Net Revenue represents total revenues net of third party hardware cost. Please refer to
Appendix B for full details of net revenue.
Two Business Units in
Two Business Units in
High-Growth Markets
High-Growth Markets

Convergence Communications
Broadband
IP
Wireless
Business Operation Support Systems (BOSS)
Billing
Customer Relationship Management (CRM)
Customer Partnership Management (CPM)
Service and Applications
Mail Center
- Spam control
- Anti-virus
Internet Short Messaging Gateway
Net Disk
Business Intelligence Systems (BI)
Data warehousing platform
Metadata management platform
Data mining applications
Network Infrastructure
Network planning, design and implementation
Integrated network management
Professional maintenance and support
Technical trainings

11 Telecom Coverage Telecom Coverage Telecom software solutions continues to be the focus

OpenBilling Product Suite
OpenCRM Product Suite
OpenPRM Product Suite
Business and operation
Support Systems
New Opportunities
• 3G Billing
• Convergent Billing
• Integrated Customer Care
• Integrated partnership
management
OpenBI
Business Intelligence
New Opportunities
• Data Mining
• Data Mart
• Meta data management
• Online analytical process
AI Mail Center   AI Spam Patrol
AI Anti-Virus        AI Net Disk
Broadband Apps
Service Applications
New Opportunities
• Wireless messaging applications
• Unified messaging
• Wireless data applications
• SMS applications
• 3G value added services
New Opportunities
• Network application
monitoring
• Business services
monitoring
• Next-generation network
build-up
Key advantages
• Carrier-class high quality
convergent billing,
integrated customer care
• Strong understanding of
customer technology needs
• Capability to provide end-
to-end solutions
Key advantages
• Proven high quality software
products and development
capabilities
• Deep customer understanding
• Carrier-class operating
analysis and decision support
• Proactively generate business
operation reports
Key advantages
• Strong market dominance with
limited competition
• Carrier-class high quality
products
• Proven software development
capability and process
• Wide coverage at Chinese
carriers and 100% customer
retention
Key advantages
• Generate a spectrum of
network managerial data
• Monitor the applications
implemented on a network
OpenXpert
Network Infrastructure
Leading Telecom Offering
Leading Telecom Offering

Super V series Firewall products
Power V series Firewall products
Smart V series Firewall products
Different types of firewall products
and services to suit customers’
needs
Leading solutions & brand name
– industry wide brand recognition
– high quality product offering
IT Security Products and Services
IT Security Products and Services

14 Market Outlook and Position

China’s GDP Growth (1991-2010)
In nominal terms, Source: national Bureau of Statistics of China, Ministry of Commerce of China
China is the world’s fastest-growing economy, and the 2nd largest economy in terms of purchasing power parity
If China sustains the 7.5% growth objective outlined in the government’s
11th 5-year plan, China will become the world’s dominant economy in
2020
Strong government support for development of the Telecom/IT industry
0
500
1000
1500
2000
2500
3000
3500
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007E 2008E 2009E 2010E
0%
2%
4%
6%
8%
10%
12%
14%
16%
GDP GDP YoY Growth
Business Climate in China
Business Climate in China

Telecom Market Outlook  in China
Telecom Market Outlook  in China
0
100
200
300
400
500
600
700
800
900
2000 2001 2002 2003 2004 2005 2006 2007F 2008F 2009F 2010F 2011F
PSTN Mobile Internet Broadband
Telecom Subscriber Growth (2000-2011)
Population of 1.3 billion and rapidly growing economy creates massive demand for telecom services
Telecom penetration is well below developed countries - huge potential to capitalize on
Increasing competition among operators creates demand for advanced software systems to help differentiate services
Data Source: BDA

17

28
32
31
56
72
41
0
10
20
30
40
50
60
70
80
2000 2001 2002 2003 2004 2005 2006
27
34
26
27
26
25
28
0
10
20
30
40
50
60
2000 2001 2002 2003 2004 2005 2006
(1) Results of Lenovo-AsiaInfo have been consolidated since Q4’ 2004
AsiaInfo’s Software Solutions Revenue
Telecom CAPEX Spending
US$ Billion
US$ Million
Source: China MII
As the telecom industry evolves and matures, the capital investment focus is moving from hardware to software and services
Software Solutions Revenue
Software Solutions Revenue
Continues to Outpace Carrier CAPEX
Continues to Outpace Carrier CAPEX

AsiaINFO

Heilongjiang
Jilin
Liaoling
Hebei
Beijing
Tianjing
Neimenggu
Shanxi
Ningxia
Shandong
Gansu
Sanxi
Xian
Henan
Jiangsu
Anhui
Shanghai
Hubei
Chongqing
Hangzhou
Sichuan
Zhejiang
Jiangxi
Hunan
Guizhou
Fujian
Taiwan
Yunnan
Guangxi
Guangdong
Hainan
Software solutions
Network soutions

Market leader in China’s BOSS market with
approximately 30% market share and
deployment in 9 China Mobile subsidiaries.
Market leader in China’s BI market  with
approximately  50% market share and
installation in 15 provinces and headquarters.
AsiaInfo’s BI systems support more than 150
million users and over  500 terabytes of data
Over 60 million email users in China supported
by AsiaInfo’s AIMC software
Increasing penetration into China Unicom, China
Netcom, and China Telecom markets
Market Leadership in Telecom
Market Leadership in Telecom
Software Solutions
Software Solutions

Source: IDC, 2006
378.1
477.6
592.8
718.9
847.2
976.5
26.3%
24.1%
21.3%
17.9%
15.3%
0
100
200
300
400
500
600
700
800
900
1000
1100
2005 2006 2007 2008 2009 2010
0%
5%
10%
15%
20%
25%
30%
USD million
China IT Securities Market
Growth Rate %
China IT Security Market Size and Growth Rate
China IT Security Market Outlook
China IT Security Market Outlook

Among Top 3 IT Security Product Providers in China
19.1
17.4
11.3
11.0
10.6
0 5 10 15 20
Topsec
Cisco
Lenovo-AsiaInfo
Shenyang Neusoft
Juniper
Source: IDC, 2006
(%)
IT Security Market Share in China
Position in China’s IT
Position in China’s IT
Security Market
Security Market

Emerging Market Opportunities
Emerging Market Opportunities
China 3G
- Spark industry wide system BOSS upgrades and development to support new services and growing user base
- Increased segmentation of user demographics and preferences – better market analysis required
Wireless Value Added Services (VAS)
- Mobile push-mail, mobile music, mobile billing etc.
Broadband Value Added Service Management Platform
Next Generation Business Intelligence Systems
- International BI market expected to grow from $4.4 billion to $5.7 billion from
2006 to 2007*
- According to IDC, BI is the fastest growing segment in China’s telecom market.
To grow at 18% CAGR from 2005 to 2010.
Data Source: Yankee Group

22 Financial Highlights

0
10
20
30
40
50
60
70
80
90
100
2003 2004 2005 2006 1Q07
Services & Third Party Hardware Revenue Net of Third Party Hardware Cost
USD Million
Software Revenue
45%
24%
17%
55%
66%
76%
63
75
87
34%
83%
57
Consistent Growth in Core
Consistent Growth in Core
Software Business
Software Business
83%
17%
24
29% growth of software
revenue from Q106

9,130
8,194
12,761
14,230
4,086
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
2003 2004 2005 2006 1Q07
USD Thousands
Annual R&D Expenditure – On the Rise
Leading R&D Drives Software
Leading R&D Drives Software
Development
Development
28% year-over-year
growth from Q106

USD Million
* This includes cash outflows for both investing activities in subsidiaries and affiliates and financing activities in stock repurchase.
Strong cash position non-organic growth activities
Cash and Cash Equivalents
Cash and Cash Equivalents
Position
Position
-40
-20
0
20
40
60
80
100
120
140
2003 2004 2005 2006 07Q1
Net operating cashflow Non-organic growth
Cash and cash equivalents
*

26 -0.90 -0.60 -0.30 0.00 0.30 0.60 0.90 2003 2004 2005 2006 1Q07 Basic EPS Adjusted EPS* *Refer to Appendix A for full Adjusted EPS details Basic and Adjusted EPS Basic and Adjusted EPS USD

Up 29% year-over-year Software Products
and Solutions Revenue
Up 25% year-over-year Net Revenue
(1)
Up 21% year-over-year Telecom software revenue
54% Gross Margin of Net Revenue
(2)
Up 28% year-over-year R&D Expense
Key 1Q 2007 Numbers
(1) Net Revenue represents total revenues net of third party hardware cost . Please refer to Appendix B for full details of net revenue.
(2) Gross profit divided by net revenue
Successfully Focusing on Core
Successfully Focusing on Core
Software Business
Software Business

• Ideally positioned. . .
• Consistent growth …
• Both organically and through strategic
acquisitions
• Existing solutions for new markets
• Innovation and product development to capitalize
on emerging market opportunities
• World-class total software solutions to
meet the evolving needs  of China’s
telecom carriers. . .
• Ability to tailor cutting-edge solutions to client
specific requirements
• Ability to leverage current telecom market
penetration to sell other offerings including
advanced OSS, service applications and
enterprise management solutions
• Lead over the competition
continues to widen . . .
• Well positioned vis-à-vis local and global
competitors
• Expanding market share in key telecom
software solutions market
• To capitalize on the huge opportunities in
China’s telecom market and software industry
Conclusion
Conclusion

29 Thank you! Investor relations contact: Charles Zhang ir@AsiaInfo.com Tel: +8610 8216 6039

Adjusted EPS referred to in slide entitled “Successfully Focusing on Core Software Business”
Adjusted EPS excludes certain non-cash expenses, including share-based compensation, amortization of acquired intangible assets, impairment of goodwill and acquired intangible assets, gain/ loss on investments, and other operating income.  We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain non-cash expenses that may not be indicative of our operating performance from a cash perspective.  We believe that both management and investors benefits from referring to this additional information in assessing our performance and when planning and forecasting future periods.
2003 2004 2005 2006 1Q07
Net income (28,119)         9,791            (37,169)         5,831           6,396
Adjustments:
Loss (gain) on investment -               (4,040)           -               -               -
Stock based compensation expenses 105              -               48                803              939
Amortisation of intangible assets 209              907              1,541           1,506           552
Impairment of goodwill and intangible assets 30,221          -               21,197          -               -
Other operating income -               -               -               -               -2,734
2,416            6,658            (14,383)         8,140           5,153
Shares used in computation for EPS 44,459,010    45,590,980    44,983,877   43,630,365   43,150,828
Basic EPS (0.63)            0.21 0.83 0.13 0.15
Adjusted EPS 0.05             0.15             (0.32)            0.19             0.12
(In US dollars thousands, except share and per share amounts)
Appendix A: Explanation of
Appendix A: Explanation of
Adjusted EPS
Adjusted EPS
Reconciliation of Non-GAAP net income to GAAP net income

Net Revenue referred to in slide entitled “Successfully Focusing on Core Software Business”
Net revenue represents total revenue net of hardware costs that are passed through to our customers.
We believe total revenues net of hardware costs more accurately reflects our core business, which is the provision of software solutions and services, and provides transparency to our investors. It is also the same measure used by our management to evaluate the competitiveness and development of our business.
Appendix B: Explanation
Appendix B: Explanation
of Net Revenue
of Net Revenue
Reconciliation of net revenue to GAAP revenue
2004 2005 2006 1Q07
Net Revenue 62,540 74,967 86,733
23,513
Third Party Hardware Costs 37,739 15,317 22,850
6,542
Total Revenues 100,279 90,284 109,583
30,055
(In US dollars thousands)